                         Dated    day of January 199





                VISIO CORPORATION AND VISIO INTERNATIONAL LIMITED
                                                                      FIRST PART


                                ASCII CORPORATION

                                                                     SECOND PART








                         AGREEMENT FOR THE AMENDMENT OF
                             DISTRIBUTION AGREEMENT



[*] Confidential Treatment Requested


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         THIS AGREEMENT is made as of the 19th day of January 1996 between:

1. VISIO CORPORATION, having its principal place of business at 520 Pike Street, Suite 1800, Seattle, Washington 98101-4001, U.S.A., and its affiliates, including but not limited to VISIO INTERNATIONAL LIMITED (collectively referred to as "Visio"), and

2. ASCII CORPORATION, a Corporation organised under the laws of Japan, having its principal place of business at 4-33-10 Yoyogi, Shibuya, 151-24 Tokyo, Japan and its affiliates ("Distributor").

         RECITALS:

A. Visio and Distributor have entered into a Distribution Agreement as of 1st January, 1995 ("the Distribution Agreement").

B. Visio and Distributor have agreed to amend the Distribution Agreement pursuant to section 21(g) thereof in accordance with the provisions of this Agreement.

         IT IS HEREBY AGREED as follows:-

                             CLAUSE 1 - PRELIMINARY

1.1      Definitions:

         Words and expressions used in this Agreement, save where the context otherwise requires, bear the same meanings as in the Distribution Agreement.

         CLAUSE 2 - AMENDMENTS TO THE DISTRIBUTION AGREEMENT

2.1      The Distribution Agreement is hereby amended as follows:-

         2.1.1 All references in the Distribution Agreement to "Shapeware" shall be amended to "Visio".

         2.1.2 All references in the Distribution Agreement to "F.O.B." shall be amended to "C.I.F. port of destination Narito Airport".

         2.1.3 Section 1 of the Distribution Agreement is hereby amended to add the following:

                  (l) "Promo Campaign Product" shall mean the full retail unit of Visio 4.0 (J) which Distributor shall purchase from Visio for [*]."

                  (n) "Sell-Through" shall mean the number of Units of the Product sold by the Distributor to end users of the Product and sold by sub-


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
                                    distributors of the Product to resellers or end users of the Product, net of all returns of the Product."

                  2.1.4    The sentence:-

                           "Pursuant to Section 5(a) of this Agreement,
                           Shapeware grants Distributor the right to manufacture the first version of the initial Product."

                           shall be deleted from Section 2(a) of the Distribution Agreement.

                  2.1.5 Section 5(a) of the Distribution Agreement is replaced in its entirety with the following:-

                           "(a) Visio and Distributor agree that all versions of any Product will be manufactured in Ireland by Visio with Distributor's co-operation to ensure that Products meet Distributor's quality requirements and delivery schedules. Visio shall invoice Distributor in US Dollars each time Products are shipped. Prices shall be as set out in the Price Schedule Distributor agrees to pay Visio on a Net 30 days basis from the date of invoice.

                  2.1.6 Section 5(b) of the Distribution Agreement is replaced in its entirety with the following:

                           Prices shall be in accordance with Visio's Product prices as determined solely by Visio, less compensation allowances ("Allowances") all as set forth in the Price Schedule. Allowances are deductions from Visio's Product prices, which Visio offers to Distributor for Distributor's performance of the Valued Added Functions."

                  2.1.7 Section 5(c) of the Distribution Agreement is replaced in its entirety with the following:

                           "(c) The US$ prices in the Price Schedule are based on Yen to the $ rate of 102 Yen to $ and only in the event that such rate deviates more than plus or minus (5%) will Visio change the $ price in the Price Schedule. All prices are C.I.F. port of destination Narita Airport which, for the avoidance of doubt, means that Visio will cover freight costs to Narita Airport. All prices are exclusive of applicable sales, use or value added taxes or other taxes, import or export fees, duties including import clearance charges or tariffs, and any other taxes, duties or fees of any kind which may be levied in connection with the transactions covered hereby. Such charges shall be paid by Distributor. Visio, however, shall be responsible for all taxes based upon its net income."


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                  2.1.8    Sections 5(f) and 5(g) are hereby added to the
                           Distribution Agreement as follows:

                           (f) Visio and Distributor shall mutually agree upon a promotional campaign for sales related to Visio 4.0 (J). Distributor agrees to purchase the Promo Campaign Product during a period of time, not to exceed ninety (90) days, as mutually agreed upon by Visio and Distributor ("Promotional Period"). Distributor agrees that Distributor may not return to Visio any of the Promo Campaign Product.

                           (g) Distributor will receive a credit of [*] per unit of a Product sold as a performance incentive in the event that either or both of the following events occur:

                                    (i)      Sell-Through of [*] units of the
                                             shrink-wrap Visio 4.0(J) Product
                                             for each calendar quarter in which
                                             such Sell-Through occurs;

                                    (ii)     Sell-Through of [*] units of the
                                             shrink-wrap Promo Campaign Product
                                             during the Promotional Period.

                                    Distributor shall receive the credit as set forth in this Section 5(g) within thirty
                                    (30) days of the end of the calendar quarter for credits received pursuant to Section 5(g)(i) and within thirty (30) days of the end of the Promotional Campaign Period for credits received pursuant to Section 5(g)(ii)."


                  2.1.9 Section 6(b) of the Distribution Agreement is replaced in its entirety with the following:-

                           "(b) achieve the key performance measures set forth in paragraph 13 of the Business Plan and in the Sales forecast set forth in the Price Schedule;".

                  2.1.10 Sections 6(k), (l), (m) and (n) shall be inserted into the Distribution Agreement as follows:-

                           (k)      work towards maintaining a minimum of four
                                    (4) weeks inventory with Distributor and its sub-distributors in Japan, based on average weekly Sell-Through for the previous five weeks;

                           (l) submit to Visio a monthly 90 day rolling forecast of stock keeping units ("SKUs") of products which Visio will ship to Distributor on a monthly basis, based on a firm monthly purchase order;


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                           (m)      provide Visio within two (2) business day
                                    from the end of each week with weekly
                                    report, in the form requested by Visio,
                                    including but not limited to the following:

                                    (i)      inventory held by Distributor and
                                             sub-distributors of the Product;

                                    (ii)     inventory held by major retailers
                                             (such as [*] and [*]), in the
                                             instance where this information is
                                             unavailable from major retailers,
                                             Distributor will provide best
                                             estimates;

                                    (iii)    Sell-Through;

                                    (iv)     purchases of the Product by
                                             Distributor;

                                    (v)      purchases of the Product by
                                             sub-distributors from Distributor;
                                             and

                                    (vi)     purchases of the Product by
                                             resellers from sub-distributors."

                           (n) provide Visio with monthly reports, in the form requested by Visio, to be delivered within five (5) business days from the end of each month as to royalties, customer service and technical support calls, marketing activities (such as advertising, channel marketing, product and price promotions), corporate account licensing activities and customer registrations, Distributor will provide best estimates of corporate account licensing activities where this information is unavailable from major retailers."

                  2.1.11 Section 7(j) is hereby added to the Distribution Agreement as follows:

                           (j) provide Japanese Visio 4.0 (J) to end users of the Product who have purchased Japanese Visio 3.0(J) between November 8, 1995 and January 31, 1996 at a cost to Distributor of fifteen US Dollars ($15) per unit subject to a maximum quantity of five thousand (5,000) units, this Section 7(j) reflects Visio's sole responsibility regarding Japanese Visio 3.0(J)"

                  2.1.12 The expression "ten (10)" in Section 8 of the Distribution Agreement shall be replaced by the expression "seven (7)", and the sentence:-

                           "All claims for goods damaged during shipment shall be made directly to Distributor's carrier."

                           shall be deleted in that Section, except for internal freight in Japan.


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         2.1.13   The last sentence of Section 9 shall be replaced by the
                  following:

                  "Distributor shall place one main monthly order for all Products in line with the forecast as per the Business Plan and to support Sell-Through. Distributor shall also be entitled to make one further order in any given calender month. Visio may at its sole discretion accept further orders from Distributor in the same calender month.

         2.1.14 Section 10 of the Distribution Agreement is replaced in its entirety with the following:

                  "(a)     For Products manufactured pursuant to this Agreement,
                  the parties will use best efforts to establish a mutually agreed upon verification and credit process for return of Products.

                  (b) Subject to Section 10(c) herein, Distributor may only return Products to Visio as follows:-

                           (i) if the Product has not been accepted pursuant to Section 8;

                           (ii) if the Product is being returned pursuant to any end-user warranty claim pursuant to
                                    Section 11; or

                           (iii) Products as listed in Exhibit C, for which Product updates have been issued ("Obsolete Product") may be exchanged but only if:
                                    Distributor returns the Obsolete Products to Visio within forty five (45) days after notification from Visio of the discontinuance of a Product or the release of a Product update and such Obsolete Product is exchanged for new products on an equivalent value basis. In returning Obsolete Product, Distributor shall return Product disks to Visio and destroy all Product documentation. However, if Visio authorises Distributor not to return the Obsolete Product, Distributor must destroy all copies of the Obsolete Product disks and all Obsolete Product documentation. Visio shall provide notice in writing of each Product update to Distributor at least 90 days prior to the shipping date of that Product update.

                  (c) Distributor shall pay all expenses, including without limitation, freight, duties and insurance for returned Products.

         2.1.15 Exhibit A of the Distribution Agreement is replaced in its entirety with the Business Plan contained in the First Schedule hereto.


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         2.1.16   Exhibit B of the Distribution Agreement is replaced in its entirety with the following:

                  EXHIBIT B - PRICE SCHEDULE

                  As compensation for these services performed by Distributor for Visio, Visio provides Distributor with allowances as mutually agreed upon by both parties ("Allowances"), deducted from Visio's Product Prices as determined solely by Visio. Visio's Product Prices and the Allowances shall be in US Dollars. The [*] listed in the Schedule below are Visio's present Product Prices from which Allowances have been deducted.


================================================================================
         PRODUCT            [*]        [*]        [*]               [*]
================================================================================
         Visio 4.0          [*]        [*]        [*]               [*] per unit
Japanese                                     Units
================================================================================
         Visio 4.0          [*]        [*]        [*]               [*] per unit
Promo Product (J)                            Units
================================================================================
         Visio 4.0          [*]        [*]        [*]               [*] per unit
Upgrade (J)                                  Units
================================================================================
         Visio 4.0
Licence Packs
================================================================================
         1 User             [*]                   [*]               [*] per
Licence Pack                                 Licences        licence
================================================================================
         10 User            [*]                                     [*] per
Licence Pack                                                 licence
================================================================================
         50 User            [*]                   [*]               [*] per
Licence Pack                                 Licences        licence
================================================================================
         100 User           [*]                   [*]               [*] per
Licence Pack                                 Licences        licence
================================================================================
         Visio 4.0
Licence Pack
Upgrade
================================================================================
         1 User             [*]                                     [*] per
Licence Pack                                                 licence
================================================================================
         10 User            [*]                                     [*] per
Licence Pack                                                 licence


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
================================================================================
         PRODUCT            [*]        [*]        [*]               [*]
================================================================================
         50 User            [*]                                     [*] per
Licence Pack                                                 licence
================================================================================
         100 User           [*]                                     [*] per
Licence Pack                                                 licence
================================================================================
         Ascii Visio        [*]        [*]        [*]               [*] per unit
4.0 (J) End User                             Units
================================================================================
         Visio 4.0          [*]        [*]        [*]               [*] per unit
N.F.R.'s                                     Units
================================================================================
         (Free Up to a
Max of 500 Units)

         2.1.17 The Product "Japanese Visio 4.0(J)" is added to Exhibit C of the Distribution Agreement.

2.2 All other provisions of the Distribution Agreement shall remain unchanged.

         IN WITNESS WHEREOF the parties hereto have on this day of 199 entered into this Agreement which the parties agree shall be effective as of the day and year first above written.

         VISIO CORPORATION
         by /s/ MARTY CHILBERG
           ----------------------------

         Name Marty Chilberg
              -------------------------
         (print)

         Title Vice President
               ------------------------

         Date March 8, 1996
              -------------------------

         VISIO INTERNATIONAL LIMITED
         by /s/ MARTY CHILBERG
           ----------------------------

         Name Marty Chilberg
              -------------------------
         (print)

         Title Director
               ------------------------

         Date March 8, 1996
              -------------------------


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         ASCII CORPORATION

         by /s/ KAZUHIKO NISHI
           -----------------------------

         Name Kazuhiko Nishi
             ---------------------------
         (print)

         Title C.E.O. & President
               -------------------------

         Date January 15, 1996
             ---------------------------


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
                                 FIRST SCHEDULE


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
                             VISIO/ASCII CORPORATION
                               1996 BUSINESS PLAN



1.       GOALS AND OBJECTIVES

General

         - To position Japanese Visio 4.0 (J) as the #1 drawing and diagramming software in Japan.

         - To strengthen the Visio brand in the channels of distribution and in the end user market.

         - To establish Visio as the standard drawing and diagramming software in large enterprises.

         - To leverage [*] to help develop the mass market for Japanese Visio 4.0 (J).

         - To sign an OEM Agreement with Microsoft that would bundle Japanese Visio Express 4.0 (J) with Microsoft Office.

         -        To partner with [*] and [*] events, seminars and road shows.

         -        To establish a market for the [*] (see paragraph 6 below).

         - To extend the market for Japanese Visio 4.0 (J) by developing and marketing Visio Add-ons for target market segments.

         - To develop a market for Third Party Japanese Visio 4.0 (J) Add-on SmartShapes.

Sales

         - To achieve the 1996 calendar year retail unit forecast of [*] units and a license unit forecast of [*] licenses. Unit sales are divided into the following categories:

--------------------------------------------------------------------------------
    PRODUCT DESCRIPTION                                      1996 UNITS
--------------------------------------------------------------------------------
Full Retail Product [*]                                          [*]
--------------------------------------------------------------------------------
Promotional Product [*]                                          [*]
--------------------------------------------------------------------------------
Full Retail Upgrade Product [*]                                  [*]
--------------------------------------------------------------------------------
ASCII User Campaign Product [*]                                  [*]
--------------------------------------------------------------------------------
License Pack [*] licenses                                        [*]
--------------------------------------------------------------------------------
License Pack [*] licenses                                        [*]
--------------------------------------------------------------------------------
License Pack [*] licenses                                        [*]
--------------------------------------------------------------------------------


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
2.       MARKETING

         2.1.     GENERAL POSITIONING

                  Visio's strategy is to establish Japanese Visio 4.0 (J) in the category that we describe as "Business Drawing and Diagramming". The objective is to differentiate Japanese Visio from other "non-intelligent" drawing programs. Japanese Visio is a "drag and drop" drawing tool for the non-graphics specialist. The goal is to position Japanese Visio as a component of every Windows desktop and office suite. Additionally, the key differentiating factors of Japanese Visio 4.0 (J) are:

                  Visio is leading-edge technology that has pioneered the category of "business drawing and diagramming"

                  Visio Shapes are not clipart but intelligent shapes.

                  Visio is extensible technology that allows the user to create their own "Smart Shapes"

                  Visio is leading-edge Windows technology with the best implementation of OLE 2.0 technology in the market. The key marketing message is, "When you buy Visio, you buying into leading edge technology, a technology that will become more and more useful as you add more and more "Smart Shapes".

                  In the early stages of introducing Visio to Japan, Visio expects the product "positioning" and messaging to stay focused on the business market. In the longer term, we would expect ASCII to "expand" the market for Visio by launching the technical version of the product. In the early stage, it is important not to confuse the market by indicating that Visio is for anything but the business user.

         2.2.     PUBLIC RELATIONS AND PRODUCT REVIEW

                  Visio has the view that customers make the primary purchase decisions based on what the "independent" press recommend, rather than on what the manufacturer claims through advertising. Because Japanese Visio 4.0 (J) is new technology it can capture a significant amount of press coverage. Historically, the press has been intrigued by the concept of an "intelligent drawing tool" with SmartShapes. So, you have a chance to get a significant amount of press time. On the other hand, the press can and will "position" the product inappropriately if they are not properly managed. The concern is that the press will include Japanese Visio 4.0 (J) with other traditional drawing products like Corel Draw or Just System's Hanako. In the early stages of the product introduction - from January through May - Visio expects ASCII to focus the majority of its time and resources on working with the press on an individual basis.


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
                  2.2.1. POSITION JAPANESE VISIO AS THE "ESSENTIAL DRAWING AND DIAGRAMMING SOFTWARE FOR WINDOWS, WINDOWS 95 AND WINDOWS NT."

                           Distance Japanese Visio 4.0 (J) from "traditional drawing tools". Focus on the unique SmartShape technology and tight OLE 2.0 integration.

                           Spotlight the following capabilities:

                           SmartShape technology

                           OLE 2.0 and Windows 95 integration (drag and drop, scrap feature, mail-enabled, viewer, etc.)

                           New Wizard Technology

                           [*] SmartShapes [*]

                           [*] with [*] and Microsoft Office (e.g. Microsoft Office Binder)


                  2.2.2.   ACTIVITIES

                           We will need to schedule a program of on-going press interviews and product reviews. This should include interesting story ideas on the Visio technology and end user solutions.

                           Focus on [*]

                           Strategy is to focus critical sales and marketing time working with the press during the critical launch phase. To ensure that the product is positioned correctly, it is ESSENTIAL that the ASCII carefully and closely manage the introduction of Japanese Visio 4.0 (J) to the local press - with one on one meetings, carefully scripted demos and carefully worded press kits. (Visio must review the materials in the early stages in order to assist ASCII so that it can maintain a consistent brand identity worldwide. Visio will have approval authorization on all materials).


         2.3.     CHANNEL MARKETING

                  We need to establish an effective channel marketing plan which concentrates in the following areas:

                  2.3.1.   CHANNEL COMMUNICATION AND EDUCATION

                           We will need to define a program of on-going channel communication (marketing collateral, advertising, etc.) to ensure Visio's awareness with distributors and dealers. Also, we need to be certain that dealers are educated about Visio and have the necessary tools (e.g. video, demo files, NFRs, etc.) to demonstrate the product.


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
                  2.3.2.   PROMOTIONS

                           ASCII and Visio will define 2-3 product promotions in 1996. For example, we will [*] of [*] (e.g. [*] etc.) to "upgrade" to Visio. Also, we will focus on attaching Visio to Microsoft Office and Lotus SmartSuite users via a promotional campaign. Promotions will employ special pricing.



                  2.3.3.   MERCHANDISING

                           We need to capitalize on an array of programs that are possible in the retail channel. For example in [*] [*], we must develop POP displays (e.g. end-caps with product, signage, collateral, demos, etc.). We should also develop "demonstration days" where we assist retailers by encouraging sales via in-store demos, product drawings and special give-aways.


         2.4.     EVENTS [*]


                  2.4.1.   EVENTS

                           We need to identify all significant events and trade shows where we can showcase Visio.


                  2.4.2.   [*]

                           We need to create a [*] in order to educate and build interest in the large enterprise segment of the market. This [*] would emphasize "business solutions" using Visio and Microsoft Office, Lotus SmartSuite Notes, etc. Ideally, we could receive [*] and [*] directly from [*]

                           This [*] will the forerunner to [*] that will focus on [*]. This will be very important [*] Visio into [*] for future [*] [*] sales.


         2.5.     ADVERTISING


                  2.5.1.   STAGE 1 - BRAND BUILDING

                           The initial advertising will target building of the Visio brand. The style of the initial advertising will be "Eye catching" in design. This stage will begin in approximately February of 1996 and conclude in May of 1996.


                  2.5.2.   STAGE 2 - EDUCATIONAL - "HOW TO USE"

                           The second stage of advertising will focus on "How to Use" Japanese Visio 4.0 (J). The type and use of specific SmartShapes to solve users problems will be the focus. Japanese Visio will be positioned as an alternative to traditional drawing applications. The message will position


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
                           Japanese Visio as a part of "every office suite". This stage will begin in May and conclude in August of 1996.

                  2.5.3    STAGE 3 - TARGET MARKETS -"SOLUTIONS"
                           The third stage of the advertising will focus on how Japanese Visio can address specific problems that users have. The type of applications will be the main focus of the advertising. This stage will begin in October and continue throughout the remainder of 1996.


         2.6.     DIRECT MARKETING

                  2.6.1.   UPGRADES AND DIRECT SALES
                           The creations of significant marketing program to [*] during January, February and March [*] sales. [*] [*], etc. have to be defined in order to be successful in this area. A direct sales and marketing effort targeted at the existing customer base will also be important to the overall business.


         2.7.     [*]

                  Visio's strategy is to [*] in the market. The first stage of Visio's strategy is to bundle Visio Express 4.0 (J) with Microsoft Office Professional. This would preferably be accomplished through a direct OEM Agreement with Microsoft. Ideally, Visio Express 4.0 (J) would be bundled inside the actual Microsoft Office box. Other possibilities include [*] at the distributor or dealer level or [*] at the channel or using a coupon that would entitle the customer to [*] after the purchase of Microsoft Office.

                  The strategy to [*] is based both on Visio technology and [*] for drawing applications. Visio is one of the best implementations of OLE 2.0 for Windows available. [*] can use Visio as a technology [*] for Microsoft Office. The strategy is to get [*] Japanese Visio 4.0 (J) OLE 2.0 capabilities [*]. This will allow Japanese Visio to gain credibility (by being included as a part of [*]) as the high quality, leading technology drawing and diagramming solution. Secondly, Visio intends to [*] on the fact that [*] does [*] as part of [*]. With its "drag and drop" capability, Japanese Visio 4.0 (J) is uniquely suited to be sold to the average business user.

                  Visio will communicate all relevant information regarding [*] to ASCII,

                  2.7.1.   [*]
                           The second stage of the strategy is to [*] the [*] user to the full retail version of [*] would be used to [*] and/or to purchase [*] packages of [*].



[*] Confidential Treatment Requested          5

         3.       SALES

                  3.1.     DISTRIBUTION AND PRICING

                           ASCII will continue to sell Visio through the major channels of distribution in Japan. It is anticipated that the majority of the revenue will be derived from the following channels:

                                -  [*]        [*]
                                -  [*]        [*]
                                -  [*]        [*]
                                -  [*]        [*]


                                Note:  The [*] [*] is anticipated to be [*].

                           The [*] is to offer a [*] to the [*]. The SRP (suggested retail price) for the [*] [*] of Japanese Visio 4.0(J) will be [*]. The [*] from ASCII for this version will be [*] of the SRP. It is [*] that the [*] for this [*] will be [*] to [*].

                           ASCII [*] [*] for Japanese Visio 4.0 (J). The SRP for this [*] will be [*]. The [*] from ASCII for this [*] will be [*] of the SRP. It is [*] that the [*] for this [*] will be [*].

                           ASCII will conduct [*] in 1996 including a [*] and [*] for [*] users.


VISIO PRODUCTS                        RETAIL PRICE      [*]                 [*]
[*]                                   [*]
[*]                                   [*]               [*]                 [*]
[*]                                   [*]               [*]                 [*]
[*]                                   [*]                                   [*]
[*] [*] (per license)                 [*]                                   [*]
[*] [*] (per license)                 [*]                                   [*]
[*] (per license)                     [*]                                   [*]
[*] Upgrade (per license)             [*]                                   [*]
[*] Upgrade (per license)             [*]                                   [*]
[*] Upgrade (per license)             [*]                                   [*]
[*]                                   [*]                                   [*]

                   3.2.    MICROSOFT

                           Because Visio has a [*], Visio will initiate the negotiations for an OEM Agreement with Microsoft Japan. ASCII will be asked to participate in the final negotiations for this agreement and to manage the on- going [*].

                           The strategy is to twofold. First of all, Visio intends to seed the market through a bundle deal with Microsoft and then actively promote the upgrade to the full retail version of Japanese Visio 4.0 (J). Secondly, Visio intends to [*] marketing capability by [*] to [*] Japanese Visio's OLE 2.0 features [*] MS Office

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                  applications. The goal is to make Japanese Visio 4.0 (J) the
                  [*] for [*] capabilities [*].

         3.3.     OTHER [*]

                  The strategy is to initially [*] on the [*]. Visio does [*] to [*] any other [*] until the local [*] have been made. This will allow the greatest [*] to participate [*]. ASCII will be responsible for developing other [*] in the future.

4.       KEY EVENTS FOR 1996

                The following are the key events for the 1996 calendar year.

         4.1.     PRODUCT LAUNCH                             JANUARY

         4.2.     PROMOTION #1 PLANNING                      JANUARY (TO BEGIN
                                                             IN MARCH/APRIL)

         4.3.     MARKETING PLAN FOR 1ST HALF OF YEAR        JANUARY

         4.4.     PROMOTION #2 PLANNING                      FEBRUARY (TO BEGIN
                                                             IN MAY/JUNE)

         4.5.     PROMOTION #3 PLANNING                      MAY/JUNE (TO BEGIN
                                                             IN SEPTEMBER/
                                                             OCTOBER)

5.       ROLES AND RESPONSIBILITIES

         The following section outlines the roles and responsibilities for ASCII and Visio.

         5.1.     ASCII TEAM

                  The following list describes the functional areas for which ASCII shall be responsible. After each area the responsible individual (if designated) is mentioned.

                  5.1.1.   GENERAL MANAGEMENT  - MR. HIRANO

                           Mr. Hirano will be directly responsible for managing the Visio business in Japan. He will oversee the ASCII team and act as a management level liaison to Visio in the US. He will be directly responsible for the performance of the Japanese Visio products. Mr. Hirano will also be responsible for creation of the biannual business and marketing plan.


                  5.1.2.   OEM SALES - MR. HIRANO
                           Mr. Hirano will be responsible for the negotiation of all OEM agreements involving Visio products in Japan except any [*] and except any [*] originated in the [*] which shall be [*]. Mr. Hirano will wait until he receives the written approval of Visio before starting any OEM negotiations. Also, ASCII agrees to obtain Visio's written approval before entering into an OEM arrangement in which an OEM projects a purchase of [*]



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                           of the Japanese Visio products. All pricing, terms
                           and conditions, etc. are subject to Visio's written approval.

                  5.1.3.   SALES AND MARKETING - MR. KITAMURA
                           Mr. Kitamura will develop [*] plan that will conform to a mutually agreed upon [*] with Mr. Brown. Mr. Kitamura will discuss [*] with Visio management before implementing [*]. Mr. Kitamura will be responsible for the creation and placement of Visio's [*] Japan. Mr. Kitamura must receive Visio's written approval on creative design of [*] before placing them in publications [*]. He will also be responsible for providing Visio with [*]. The [*] month [*] to be delivered to Visio [*].

                  5.1.4.   LOCALIZATION - MR. HAYASHI
                           Mr. Hayashi will oversee all development activities for Japanese Visio 5.0 (J). This will include management of the localization of the [*]. All localization work for hire will comply to specifications provided by Visio.

                  5.1.5.   ENGINEERING [*]  - MR. NISHIMOTO/MR. SAKAMOTO
                           Mr. Nishimoto/Mr. Sakamoto will be responsible for the development of [*] that [*] to the [*]. He will be responsible for creation of the product specification for each [*]. The specifications must be approved in writing by Visio management before final product content is determined.

                  5.1.6.   QUALITY ASSURANCE - MR. NAKAMURA
                           Mr. Nakamura will be responsible for running all quality assurance tests on the [*]. He will be responsible for interfacing with Visio Quality Assurance staff in Seattle to address any testing methodology issues. Mr. Nakamura will work with the Visio automated testing tools as well as creating Japanese specific tools.

                  5.1.7.   PROJECT MANAGEMENT - MR. SATO
                           Mr. Sato will be responsible for project tracking and reporting. He will be responsible for the overall management of the development of the product. This includes [*] development [*] and day-to-day management of the schedule.

                  5.1.8.   TRANSLATION - MR. YANAGIDA
                           Mr. Yanagida will be responsible for the translation of the manual, Japanese Visio [*] Japanese Visio program resources, and [*]. He will be the liaison between ASCII translators and Visio staff.



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                  5.1.9.   Key Contact with Visio - Mr. Yanagida
                           Mr. Yanagida will be the primary contact for day to day to communications with Visio for issues regarding the development of the Japanese versions of the product. He will be responsible for managing day to day communications between ASCII and Visio.

                  5.1.10.  OPERATIONS - MR. KITAMURA
                           Mr. Kitamura will be responsible for placing all orders for Japanese Visio products to Visio.

                  5.1.11.  CUSTOMER SUPPORT - MR. NAGATOMO
                           Mr. Nagatomo, will be responsible for managing the technical support of Japanese Visio 4.0 (J). He will be responsible for the development of the technical support team for Japanese Visio and interfacing with the technical support team at Visio. Mr. Nagatomo will be trained in Seattle by Visio technicians and will receive additional training twice yearly. REPORTS and TOOLS?

         5.2.     VISIO TEAM

                  The following list describes the functional areas for which Visio shall be responsible. After each area the responsible individual (if designated) is mentioned.

                  5.2.1. BUSINESS MANAGEMENT AND SALES AND MARKETING MANAGEMENT - KEVIN BROWN
                           Mr. Brown will manage the business relationship and the sales and marketing relationship between ASCII and Visio. He will be the primary contact at Visio for ASCII and he will be responsible for all business planning and required approvals. He is to receive and review the monthly sell-in, sell-through reports and monthly forecast reports from ASCII. He will also will be responsible for working with ASCII staff to create all sales and marketing plans for Japanese Visio 4.0 (J). He will ensure that the Visio executive staff is involved during the planning process and approve all plans. Mr. Brown will also assist in the negotiation of OEM agreements, approve special pricing requests, and provide ongoing sales and marketing support.

                  5.2.2. ENGINEERING TRAINING - STEVE FUJIKI AND MATT TOWERS Mr. Fujiki and Mr. Towers will be responsible for organizing the training of the [*] developers in Seattle. This training program will also involve question and answer support from the applications engineers as the [*] are developed by Mr. Nishimoto.


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                  5.2.3.   PRODUCT MANAGEMENT - STEVE FUJIKI
                           Mr. Fujiki will manage the creation of a detailed product plan for Japanese Visio 4.0 (J) pursuant to the Product Schedule (Exhibit B) and Specifications (Exhibit C) of the Visio Corporation Localization Agreement between Visio and ASCII ("Localization Agreement"). He will determine the exact product content with input from ASCII staff. Mr. Fujiki will also develop a process for creation of these documents.

                  5.2.4. JAPANESE VISIO EXE/DOUBLE BYTE ENABLING - MITCH BOSS/TERRY RUSSELL
                           Mr. Boss and Mr. Russell will be responsible for the design and implementation of the engineering necessary to create the Japanese version of Visio. All modifications to the Visio source code to create the Japanese Visio 4.0 (J) will be handled by Mr. Boss and Mr. Russell.

                  5.2.5.   QUALITY ASSURANCE - JASPER CHIN
                           Mr. Chin will be responsible for providing all the [*] tools and procedures to the ASCII Quality Assurance lead. He will provide basic training on the tools as well as answering questions from ASCII staff. Mr. Chin will also be responsible for the final QA and verification of the gold diskettes.


                  5.2.6.   PRODUCT ACCEPTANCE - STEVE FUJIKI/ JASPER CHIN
                           Mr. Fujiki and Mr. Chin will be responsible for providing ASCII with key criteria for acceptance of the final product. They will be responsible for performing the final acceptance testing and creating the gold master diskettes for duplication.

                  5.2.7    PRODUCT SUPPORT - ANNE MARIANI
                           Ms. Mariani will provide "secondary" technical support to ASCII. She will assign a contact person for Mr. Nishimoto. The Japanese Visio 4.0 (J) products support liaison will be responsible for providing [*] [*] and delivering [*] to the ASCII contact. The Product Support liaison will also be responsible for collecting and managing the technical support statistics gathered by ASCII.

                  5.2.8.   OPERATIONS - MARY COFFEY
                           Ms. Coffey will be responsible for the management of the manufacturing and product delivery for the Japanese market. She will work with ASCII to create detailed specifications for manufacturing quality as well as shipping parameters.



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                  5.2.9.   Additional Marketing Support - TBD
                           TBD will be responsible for reviewing and approving all ASCII advertising and marketing materials in order to ensure consistent world-wide branding for Visio products. TBD will also provide marketing support to ASCII.


6.       KEY DECISIONS REQUIRING WRITTEN APPROVAL FROM VISIO

         6.1.     PLANNING DOCUMENTS

                  The annual business plan and contract amendment will be submitted to Mr. Jeremy Jaech of Visio. If there is any deviation from these plans or contract terms, written approval will be required from Visio.

         6.2.     SALES AND PRICING

                  If any of the following Sales and Marketing related situations occur, ASCII must receive prior written authorization from Visio.

                  - OEM agreements involving volumes greater than [*] units.

                  - OEM agreements for any other Visio product other than
                    Japanese Visio Express.

                  - [*] the [*] of any Visio product [*] than [*] the existing
                    [*].

         6.3.     PRODUCT

                  If any of the following modifications are to be made to any Visio product ASCII must receive prior written authorization from Visio.

                  - Packaging modifications Any changes from the [*] ([*] and
                    [*] - the [*] of the [*])

                  - [*] Any [*][*] to the product (This includes [*] of [*] or modification to the [*] in the [*] document.)

         6.4.     MARKETING

                  The following items will require Visio's prior written approval before they are implemented.

                  - All [*] - e.g. [*] and [*]

                  - Product [*] - (e.g. [*], the [*] on a [*] emphasizing a [*]
                    of [*])

                  The following will require Visio's prior written approval before changes are made.

                  - [*] If the frequency or [*] is modified from the [*]
                    section 6.3 of this business plan.



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         6.5      DISCLOSURE TO ASCII

                  ASCII would like to be notified of any new products, pricing policies or strategic plans by Visio that will involve ASCII in Japan.

7.       LOCALIZATION

         Goal is to ship full retail version of Japanese Visio 4.0 (J) by JANUARY 31, 1997. The Localization Agreement sets forth in detail the localization process.

         7.1.     PACKAGING

                  The packaging will be modified to better adhere to the Japanese market requirements. The basic design and coloring will be retained as much as possible to maintain Visio's worldwide corporate identity.

         7.2.     MANUALS

                  The manuals will be maintain the basic "look and feel" of the US manuals. Modifications in design will be made if necessary to adapt to the Japanese market.

         7.3.     [*]

                  The [*] [*] will be outlined in detail in the product specifications. The [*] content will be determined by Visio and ASCII to meet the needs of the Japanese customers.

         7.4.     [*]

                  The [*] will be maintained as a [*] to help [*] become [*]. The product will be [*] and will [*].

8.       LEGAL

         8.1.     LICENSE AGREEMENTS

                  All end user license agreements will be provided by Visio. The licenses will be developed by Visio attorneys and reviewed by ASCII and Japanese counsel.

         8.2.     COPYRIGHTS AND TRADEMARKS

                  All copyright and trademarks will be registered by Visio in Japan.

9.       [*]

         9.1.     [*] PROGRAM

                  [*] some [*] to get started. Evaluate the possibility of [*] to include in Japanese Visio 4.0 (J), and offer to [*] with coupon in the box.



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         9.2.     MARKETING

                  Promote with Japanese Visio 4.0 (J) - [*] during Public Relations campaign, etc.

10.      CUSTOMER SUPPORT

         10.1.    USER REGISTRATION - DIRECT SALES

                  The plan is to have [*] of the total number of Japanese Visio
                  4.0 (J) units registered by the end of 110106. Registration is considered the receipt of a customers name address and other information. The long [*] will be to [*] to the registered users of Japanese Visio 4.0 (J) and Express products.

         10.2.    CUSTOMER SERVICE

                  The plan is to have customer service handle the following types of service requests:

                  - Replacement product diskettes

                  - Product literature

                  - Dealer location information

                  - Fulfillment of special offers and promotions

                  - Tracking customer information requests.

         10.3.    TECHNICAL SUPPORT

                  ASCII will provide Japanese Visio 4.0 (J) customers with high quality customer support via phone, fax and BBS to the registered user base.

                  The Visio Dublin Support Group or the USA Technical Support Group will expect the following:

                  - [*]

                  - [*]

                  - [*]

                  - [*]

11.      OPERATIONS

         11.1.    MANUFACTURING

12.      SCHEDULES AND CHECKPOINTS

         12.1.    PRODUCT DEVELOPMENT

                  See Exhibit B of the Localization Agreement for a detailed project schedule.


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         12.2.    ADVERTISING

                  See Appendix A for a detailed advertising insertion schedule.

13.      KEY PERFORMANCE MEASURES

         This section outlines the key performance measures to be performed by ASCII.

                  - Sell-through unit sales shall be at least [*] units ([*] of the estimated sales of [*] units for 1996 mentioned in paragraph 1 of this business plan.)

                  - Distribution market share (units) shall not fall below [*] of the [*] software category. The [*] in the [*] category includes [*] and Visio.

                  - User registration of the Japanese Visio 4.0 (J) product shall not fall below [*] of shipments of the full retail version of Visio 4.0 (J)for Business.

                  - The Japanese Visio 4.0 (J) product shall meet the specifications as outlined in Exhibit C of the Localization Agreement.

                  - The Japanese Visio 4.0 (J) product shall not deviate from the Product Schedule (Exhibit B) of the Localization Agreement by more than 60 days.

                  - Distributor will not compete with Visio pursuant to the terms in Section 6 of the Visio Corporation Distribution Agreement between Visio and ASCII ("Distribution Agreement").

                  - Distributor is obligated to make payments to Visio pursuant to Section 5 of the Distribution Agreement.

14.      [*] - 1996 TARGETS

         14.1.    [*]

                  14.1.1.  [*]

         - To achieve the 1996 calendar year [*] units and a [*] of [*]. Unit sales are divided into the following categories:


                 PRODUCT DESCRIPTION                              1996 [*]
                       [*]                                           [*]
                       [*]                                           [*]
                       [*]                                           [*]
                       [*]                                           [*]

                                                TOTAL                [*]

                       [*]                                           [*]
                       [*]                                           [*]
                       [*]                                           [*]

                                                TOTAL                [*]


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15.      CONTROLLING LANGUAGE

         Terms used in this Business Plan shall have the same meaning as such terms in the Localization Agreement and the Distribution Agreement. In the event of any discrepancy in usage of the terms or obligations by the parties among the Business Plan, Localization Agreement, and Distribution Agreement, the usage of such terms and the obligations by the parties in the Localization Agreement and the Distribution Agreement shall control.

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
APPENDIX A - ADVERTISING MAGAZINE PAGE PLACEMENT

         1996 Magazine Page Placement [*]


         [*]      [*]       [*]      [*]      [*]      [*]      [*]     [*]      [*]     [*]      [*]      [*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

        All bold magazines are [*].

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
APPENDIX B - DEALER DEVELOPMENT PLAN

         TO BE DEVELOPED JOINTLY



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
APPENDIX C - REVENUE FORECASTS


PRODUCT DESCRIPTION                   1996 [*]        [*]     [*]
[*]                                      [*]          [*]     [*]
[*]                                      [*]          [*]     [*]
[*]                                      [*]          [*]     [*]
[*]                                      [*]          [*]     [*]

                           TOTAL         [*]                  [*]

[*]                                      [*]          [*]     [*]
[*]                                      [*]          [*]     [*]
[*]                                      [*]          [*]     [*]

                           TOTAL         [*]                  [*]

                     GRAND TOTAL                              [*]

         [*]



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